UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2024

Eloxx Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31326	84-1368850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 274, Arlington MA	02476
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (781) 577-5300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ELOX	OTC Pink Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Option Repricing

On October16, 2024, the Board of Directors (the “Board”) of Eloxx Pharmaceuticals, Inc. (the “Company”) approved a stock option repricing (the “Option Repricing”).

Pursuant to the Option Repricing, the exercise price of each Relevant Option (defined below) was amended to reduce such exercise price to $0.0001, the closing price per share of the Company’s common stock as reported on the OTC Pink Marketplace on October 16, 2024 (the “Effective Date”). “Relevant Options” are all outstanding eligible stock options (vested and unvested) granted under the Company’s 2018 Equity Incentive Plan (the “2018 Plan”) to the Chief Executive Officer of the Company.

The Relevant Options include the following stock options held by the Company’s Chief Executive Officer.

	Number of Shares	Weighted Average
	Underlying	Exercise Price of
	Relevant	Relevant Options
Name and Position	Options	($)
Sumit Aggarwal, Chief Executive Officer	196,880	$0.90

Stock Option Agreement Amendment

On the Effective Date, October 16, 2024, the Compensation Committee of the Board approved pursuant to the 2018 Plan an amendment and restatement (the “Amendment”) of existing options previously granted to the Company’s Chief Executive Officer (the “Existing Options”). The Amendment accelerates the exercisability of each such Existing Option such that the Existing Options are exercisable in full as of the Effective Date without regard to the vested status of such Existing Options.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the terms of the Amendment, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Form of Amendment to Stock Option Agreement, dated October 16, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2024	ELOXX PHARMACEUTICALS, INC.

	By:	/s/ Sumit Aggarwal
	Name:	Sumit Aggarwal
	Title:	President and Chief Executive Officer